TRANSAMERICA ETF TRUST

(the “Trust”)

Supplement to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

DeltaShares® S&P 400 Managed Risk ETF

DeltaShares® S&P 500 Managed Risk ETF

DeltaShares® S&P 600 Managed Risk ETF

DeltaShares® S&P International Managed Risk ETF

DeltaShares® S&P EM 100 & Managed Risk ETF

(each, a “Fund” and collectively, the “Funds”)

At the recommendation of Transamerica Asset Management, Inc., the Trust’s investment adviser, the Board of Trustees of the Trust has approved the liquidation of each Fund.

Each Fund will create and redeem creation units through April 7, 2022 the (“Closing Date”), which will also be the last day of trading of each Fund’s shares on the NYSE Arca, Inc., each Fund’s principal U.S. listing exchange. On or about about April 12, 2022 (the “Liquidation Date”), each Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on or about the Liquidation Date. Shareholders of record of each Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Prior to the Closing Date, each Fund will begin liquidating its portfolio. This will result in a Fund not tracking its index and increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of a Fund may sell their holdings on the NYSE Arca, Inc. on or prior to April 7, 2022. Customary brokerage charges may apply to such transactions. Certain Transamerica-sponsored mutual funds hold a large portion of each Fund’s shares. It is anticipated that these mutual funds will sell their shares in advance of the Closing Date. From April 8, 2022, through the Liquidation Date, we cannot assure you that there will be a market for your shares.

Shareholders can call (866) 846-1800 for additional information.

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Investors Should Retain this Supplement for Future Reference

March 9, 2022